SUMMARY PROSPECTUS
September 28, 2015

MFS® Managed Wealth Fund

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated September 28, 2015, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

CLASS	TICKER SYMBOL
Class A	MNWAX
Class B	MNWBX
Class C	MNWCX
Class I	MNWIX
Class R1	MNWRX
Class R2	MNWSX
Class R3	MNWTX
Class R4	MNWUX

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek total return.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the fund.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 9 of the fund’s Prospectus and “Waivers of Sales Charges” on page H-1 of the fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B	C	I	R1	R2	R3	R4
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%	1.00%	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	R1	R2	R3	R4
Management Fee	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None
Other Expenses	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%
Acquired (Underlying) Fund Fees and Expenses	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Total Annual Fund Operating Expenses	1.97%	2.72%	2.72%	1.72%	2.72%	2.22%	1.97%	1.72%
Fee Reductions and/or Expense Reimbursements[1]	(0.51)%	(0.51)%	(0.51)%	(0.51)%	(0.51)%	(0.51)%	(0.51)%	(0.51)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.46%	2.21%	2.21%	1.21%	2.21%	1.71%	1.46%	1.21%

#                 This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.

1                 Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity, and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that “Total Annual Fund Operating Expenses” do not exceed 0.91% of the fund’s average daily net assets annually for each of Class A and Class R3 shares, 1.66% of the fund’s average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.66% of the fund’s average daily net assets annually for each of Class I and Class R4 shares, and 1.16% of the fund’s average daily net assets annually for Class R2 shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least September 30, 2016.

MGW-SUM-092815

MFS Managed Wealth Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$715	$1,111	$1,532	$2,700
Class B Shares assuming
redemption at end of period	$624	$1,096	$1,594	$2,833
no redemption at end of period	$224	$796	$1,394	$2,833
Class C Shares assuming
redemption at end of period	$324	$796	$1,394	$3,014
no redemption at end of period	$224	$796	$1,394	$3,014
Class I Shares	$123	$492	$886	$1,988
Class R1 Shares	$224	$796	$1,394	$3,014
Class R2 Shares	$174	$645	$1,143	$2,515
Class R3 Shares	$149	$569	$1,015	$2,255
Class R4 Shares	$123	$492	$886	$1,988

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  For the period from the fund’s commencement of operations on June 27, 2014 to the fund’s fiscal year end of May 31, 2015, the fund’s portfolio turnover rate was less than 1% of the average value of its portfolio.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) seeks to achieve the fund’s objective by generating returns from (1) a strategic allocation to three MFS equity funds, referred to as underlying funds, and (2) a tactical asset allocation overlay primarily using derivative instruments to seek to decrease the volatility of the fund’s returns by reducing the fund’s exposure to the equity and/or currency markets as represented by the underlying funds and also to potentially expose the fund to asset classes and/or markets in which the underlying funds have little or no exposure (e.g., high income debt instruments).  In addition, MFS may use derivatives to seek to limit the fund’s exposure to certain extreme market events.

Derivatives include futures, forward contracts, options, and swaps.

It is expected that the fund will generally have lower volatility than the overall equity market and will generally underperform the equity markets during periods of rising equity markets.

A committee of portfolio managers is responsible for selecting the underlying funds, determining the target strategic allocations to the underlying funds, and determining the fund’s tactical allocation overlay.

Strategic Fund Allocation:  The underlying funds are selected by the committee of portfolio managers based on underlying fund classifications, historical risk, performance, and other factors.  MFS expects the fund’s target allocation to be equally weighted among the following underlying funds: MFS Growth Fund, MFS Institutional International Equity Fund, and MFS Value Fund.

A portion of the fund’s assets (approximately 10%-15%) will be held in cash due to asset coverage and collateral requirements for the fund’s investments in derivatives, purchase and redemption activity, and other short term cash needs.

Tactical Asset Allocation Overlay:  MFS implements the tactical asset allocation overlay primarily through the use of derivative instruments based on the committee of portfolio managers’ assessment of the relative attractiveness of asset classes and markets.  In seeking to reduce the fund’s volatility, MFS decreases the fund’s exposure to the equity and/or currency markets represented by the underlying funds.  In addition, MFS may expose the fund to asset classes and/or markets in which the underlying funds have little or no exposure (e.g., high income debt instruments or small cap equity securities) when the committee of portfolio managers believes such asset classes or markets are relatively attractive.

After taking into account the tactical asset allocation overlay, the fund’s total market exposure will normally be between 10% and 90% of the fund’s assets.  (The fund’s total market exposure includes the fund’s exposure to the equity market through investment in the underlying funds and exposure to any other markets through the tactical overlay.)  When the committee of portfolio managers’ assessment of the relative attractiveness of asset classes and markets is neutral, the fund’s exposure to the equity market is expected to be approximately 50% of the fund’s assets.

MFS’ tactical asset allocation process for the fund will typically make extensive use of derivatives.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Investment Strategy Risk:  The fund’s strategy to reduce its exposure to the equity and/or currency markets represented by the underlying funds and to potentially expose the fund to asset classes and/or markets in which the underlying funds have little or no exposure may not produce the intended results.  In addition, the strategies MFS may implement to limit the fund’s exposure to certain extreme market events may not work as intended, and the costs associated with such strategies will reduce the fund’s returns.  It is expected that the fund will generally underperform the equity markets during periods of strong, rising equity markets.

Allocation Risk:  MFS’ assessment of the risk/return potential of asset classes and underlying funds, and the resulting allocation among asset classes and underlying funds, may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Underlying Funds Risk:  MFS’ strategy of investing in underlying funds exposes the fund to the risks of the underlying funds. Each underlying fund pursues its own investment objective and strategies and may not achieve its objective.

MFS Managed Wealth Fund

Stock Market/Company Risk:  Stock markets are volatile and can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. The price of an equity security can decrease significantly in response to these conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general.

Foreign Risk:  Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Emerging Markets Risk:  Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets.  Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

Currency Risk:  The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, industry, political, regulatory, geopolitical, and other conditions, and a decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Geographic Focus Risk: The fund’s performance will be closely tied to the market, currency, economic, political, regulatory, geopolitical, and other conditions in the countries or regions in which the fund’s assets are invested.

Growth Company Risk:  The stocks of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

Value Company Risk:  The stocks of value companies can continue to be undervalued for long periods of time and not realize their expected value and can be more volatile than the market in general.

Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.  Derivatives can involve leverage.

Debt Market Risk:  Debt markets can be volatile and can decline significantly in response to changes in, or investor perceptions of changes in, market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of instrument, issuer, or borrower, and/or that affect the debt market generally.

Interest Rate Risk:  In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest.

Credit Risk:  The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or other entity responsible for payment, or underlying collateral or assets and the terms of the instrument. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, and other conditions.

Below investment grade quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality debt instruments are regarded as having predominantly speculative characteristics. Below investment grade quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction.

Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at a price or time that is not advantageous in order to meet redemptions or other cash needs.

Investment Selection Risk:  MFS’ investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Performance Information

The bar chart and performance table are not included because the fund has not had a full calendar year of operations.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
James T. Swanson	2014	Investment Officer of MFS
William J. Adams	2014	Chief Investment Officer - Global Fixed Income of MFS
Robert M. Almeida	2014	Investment Officer of MFS
Michael W. Roberge	2014	Co-Chief Executive Officer, President, and Chief Investment Officer of MFS
Barnaby M. Wiener	2014	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

MFS Managed Wealth Fund

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4	None	None

Taxes

If your shares are held in a taxable account, the fund’s distributions will be taxed to you as ordinary income and/or capital gains.  If your shares are held in a tax-deferred account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and/or MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.